EXHIBIT 10.4


                               SECURITY AGREEMENT

     As of the 26th day of March, 2001, in connection with the execution and delivery of that certain 15% Convertible Promissory Note of even date (as amended, restated, supplemented or otherwise modified from time to time, the "Note") by TELEHUBLINK CORPORATION, a Delaware corporation (the "Company"), to CFE, INC. (the "Holder"), which Note evidences a loan made by the Holder to the Company in the aggregate amount of $2,500,000, the Company hereby unconditionally grants and assigns to the Holder a continuing security interest in and to (hereinafter referred to as the "Security Interest") all of the Company's property and assets and all additions thereto and replacements thereof, and all other property whether now owned or hereafter created, acquired or reacquired by the Company, including:

Inventory
---------

     All inventory and supplies of whatsoever nature and kind and wheresoever situated, including, without limitation, raw materials, components, work in process, finished goods, goods in transit and packing and shipping materials, accretions and accessions thereto, trust receipts and similar documents covering the same products (collectively, the "Inventory");

Accounts
--------

     All right to payment for goods sold or leased or for services rendered, expressly including, without limitation, the provision of competitive local exchange carrier telephony service, data transport, internet access and other related services, whether or not earned by performance, including, without limitation, all agreements with and sums due from customers and other persons, and all books and records recording, evidencing or relating to such rights or any part thereof (collectively, the "Accounts");

Equipment
---------

     All machinery, equipment and supplies (installed and uninstalled) not included in Inventory above, including motor vehicles and accretions and accessions thereto; and any other equipment used in connection with the Company's business (collectively, the "Equipment");

Contracts and Leases
--------------------

     All (a) construction contracts, subscriber contracts, customer service agreements, management agreements, rights of way, site agreements, equipment purchase agreements, transmission capacity agreements, public utility contracts and other agreements to which the Company is a party, whether now existing or hereafter arising, including, without limitation, those listed on Exhibit A
                                                                  ---------
hereto (collectively, the "Contracts"); (b) lease agreements for real or personal property to which the Company is a party, whether now existing or hereafter arising, including, without limitation, those listed on Exhibit B
                                                                  ---------
hereto (collectively, the "Leases"); and (c) other contracts and contractual rights, remedies or provisions now existing or hereafter arising in favor of the Company (collectively, the "Other Contracts");

General Intangibles
-------------------

     All general intangibles including personal property not included above, including, without limitation, all goodwill, trademarks, trademark applications, trade names, trade secrets, patents, patent applications, industrial designs, other industrial or intellectual property or rights therein, whether under license or otherwise, all right to receive payment on property upon or in connection with any transfer of any license, claims for tax refunds, and tax refund amounts (collectively, the "Intangibles");

Furniture and Fixtures
----------------------

     All furniture and fixtures in which the Company has an interest (collectively, the "Furniture and Fixtures");

Miscellaneous Items
-------------------

     All goods, investment property, chattel paper, documents, instruments, supplies, choses in action, claims, money, deposits, certificates of deposit, stock or share certificates, and licenses and other rights in intellectual property not included above (collectively, the "Miscellaneous Items"); and

Proceeds
--------

     All proceeds of any of the above, and all proceeds of any loss of, damage to or destruction of the above, whether insured or not insured, and all other proceeds of any sale, lease or other disposition of any property or interest therein referred to above, together with all proceeds of any policies of insurance covering any or all of the above, the proceeds of any award in condemnation with respect to any of the property of the Company, any rebates or refunds, whether for taxes or otherwise, together with all proceeds of any such proceeds (collectively, the "Proceeds").

     The Inventory, Accounts, Equipment, Contracts, Other Contracts, Leases, Intangibles, Furniture and Fixtures, Miscellaneous Items, and Proceeds, as described above, are hereinafter collectively referred to as the "Collateral."

     This Security Agreement (this "Agreement") and the Security Interest secure payment and performance of all obligations of the Company to the Holder under this Agreement, the Note, that certain 15% Convertible Promissory Note and Warrant Purchase Agreement, dated of even date herewith, by the Company to the Holder (the "Note Purchase Agreement") and any extensions, renewals or amendments thereto, however created, acquired, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, together with all other Liabilities (as defined in the Note Purchase Agreement) (all of the foregoing obligations being hereinafter collectively referred to as the "Obligations").

     1. The Company hereby authorizes the Holder to file such financing statements and such other documents as the Holder may deem necessary or desirable to protect or perfect the interest of the Holder in the Collateral, and appoints the Holder as the Company's attorney-in-fact, with a power of attorney to execute on behalf of the Company such UCC financing statement forms and other similar instruments as the Holder may from time to time deem necessary or desirable to protect or perfect such interests in the Collateral. Such power of attorney is coupled with an interest and shall be irrevocable. In addition, the Company agrees to make, execute, deliver or cause to be done, executed and delivered all such further acts, documents and things as the Holder may reasonably require for the purpose of perfecting or protecting the rights of the Holder hereunder or otherwise giving effect to this Agreement, all promptly upon request therefor.

     2.   The Company represents and warrants to the Holder that:

          (a) the execution of this Agreement and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, the Company's Certificate of Incorporation or other organizational documents, as applicable, as presently in effect, or any order, rule or regulation, applicable to the Company, of any court or of any federal or state regulatory body or administrative agency or other governmental body having jurisdiction over the Company, or result in the termination or cancellation or breach of any indenture, mortgage, deed of trust, deed to secure debt, lease or other agreement or instrument to which the Company is a party or by which it is bound or affected;

          (b) the Company has taken all necessary corporate action, as applicable, to authorize the execution and delivery of this Agreement, and this Agreement, when executed and delivered, will be the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject only to the following qualifications:

               (i) certain equitable remedies are discretionary and, in particular, may not be available where damages are considered an adequate remedy at law, and

               (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Company).

          (c) Exhibit A attached hereto and incorporated herein by this reference sets forth a complete and accurate list of the Contracts in effect on the date hereof which provide for aggregate payments over the life of each such Contract in excess of $100,000 or which are otherwise material to the Company, and the Company will furnish copies thereof to the Holder; and

          (d) Exhibit B attached hereto and incorporated herein by this reference sets forth a complete and accurate list of all Leases providing for aggregate payments over the life of any single Lease in excess of $100,000 to which the Company is a party in effect on the date hereof, and the Company will furnish copies thereof to the Holder.

     3. The Company further represents and warrants that, upon the filing of UCC-1 financing statements in the jurisdictions set forth on Exhibit C attached
                                                             ---------
hereto, the Security Interest in the Collateral granted hereunder shall constitute at all times a valid first priority security interest, perfected with respect to all Collateral for which the filing of the UCC-1 financing statements is a valid method of perfection, vested in the Holder, in and upon the Collateral, free of any Liens (as defined in the Note Purchase Agreement) except for Permitted Liens(as defined in the Note Purchase Agreement). The Company shall take or cause to be taken such acts and actions as shall be necessary or appropriate to assure that the Security Interest in the Collateral shall not become subordinate or junior to the security interests, liens or claims of any other Person, and that the Collateral shall not otherwise be or become subject to any Lien, except for Permitted Liens.

     4. The Company further represents and warrants that it now keeps all of its records concerning its Accounts, Contracts, Leases, Other Contracts, Intangibles and other Collateral at its chief executive office, which is at the address set forth with respect to the Company in Section 7 of the Note. The Company covenants and agrees that it shall not change its chief executive offices or keep any of such records at any other address, unless written notice thereof is given to the Holder at least thirty (30) calendar days prior to the creation of any new address for the keeping of such records. The Company further agrees that it shall give the Holder, in writing making reference to this
Section 4 of this Agreement, prior written notice of the opening of any new material place of business, the closing of any existing material place of business or any change in the location of the place where it keeps the Collateral. The Company further represents and warrants that all names and addresses under and at which it has operated and owned the Collateral for the five (5) year period prior to the date hereof are listed on Exhibit D attached hereto.

     5. The parties intend that the Collateral shall remain personal property irrespective of the manner of its attachment or affixation to realty.

     6. Any and all injury to, or loss or destruction of, the Collateral shall be at the Company's risk and shall not release the Company from its obligations hereunder. The Company agrees not to sell, transfer, assign, dispose of, mortgage, grant a security interest in or encumber any of the Collateral, except as may be permitted under the Note or the Note Purchase Agreement. The Company agrees to maintain in force insurance with respect to the Collateral. The Company agrees to pay all required taxes, liens and assessments upon the Collateral, its use or operation. The Company further agrees that the Holder may, but shall in no event be obligated to, insure any of the Collateral in such form and amount as the Holder may deem necessary or desirable if the Company fails to obtain insurance, and that the Holder may pay or discharge any taxes or liens on any of the Collateral, and the Company agrees to pay any such sum so expended by the Holder and such sums and such interest shall be deemed to be a part of the Obligations secured by the Collateral under the terms of this Agreement.

     7. The Company shall (a) give prompt notice to the Holder of any claim of default under any Contract, Other Contract or Lease given to the Company or by the Company, and (b) appear in and defend any action growing out of or in any manner connected with any Contract, Other Contract or Lease. The rights and interests granted to the Holder hereunder include all of the Company's rights and title (i) to modify the Contracts, the Other Contracts and the Leases, (ii) to terminate the Contracts, the Other Contracts and the Leases, and (iii) to waive or release the performance or observance of any obligation or condition of the Contracts, the Other Contracts and the Leases.

     8. (a) The Holder shall have such (i) rights and remedies as are set forth in the Note and herein, (ii) all the rights, powers and privileges of a secured party under the Uniform Commercial Code of the State of New York or any other applicable jurisdiction and (iii) all other rights and remedies available to the Holder at law or in equity. The Company covenants and agrees that any notification of intended disposition of any Collateral, if such notice is required by law, shall be deemed reasonably and properly given if given in the manner provided for in Section 18 hereof at least ten (10) calendar days prior to such disposition. (b) The Holder shall have the right to the appointment of a receiver for the properties and assets of the Company, and the Company hereby consents to such rights and to such appointment and hereby waives any objection the Company may have thereto and hereby waives the right to have a bond or other security posted by the Holder or any other Person in connection therewith. The Company agrees to take any actions that the Holder may reasonably request in order to enable the Holder to obtain and enjoy the full rights and benefits granted to the Holder under this Agreement, the Note and the Note Purchase Agreement.

     9. The Holder (or its designee) may proceed to perform any and all of the obligations of the Company contained in any of the Contracts, Other Contracts or Leases and exercise any and all rights of the Company therein contained as fully as the Company itself could. The Company hereby appoints the Holder its attorney-in-fact, with power of substitution, to take such action, execute such documents, and perform such work, as the Holder may deem appropriate in exercise of the rights and remedies granted the Holder herein. The powers herein granted shall include, but not be limited to, the power to: (i) sue on the Contracts, the Other Contracts or the Leases; (ii) seek all governmental approvals required for the operation of the business of the Company; (iii) modify or terminate the Contracts, the Other Contracts and the Leases; and (iv) waive or release the performance or observance of any obligation under any of the Contracts, Other Contracts or Leases. The power of attorney granted herein is coupled with an interest and shall be irrevocable.

     10. Should the Company fail to perform or observe any covenant or comply with any condition contained in any of the Contracts, the Other Contracts or the Leases in any material respect, then the Holder may, but without obligation to do so and without releasing the Company from its obligation to do so, perform such covenant or condition and, to the extent that the Holder shall incur any costs or pay any expenses in connection therewith, including any costs or expenses of litigation associated therewith, such costs, expenses or payments shall be included in the Obligations secured hereby. The Holder shall not be obliged to perform or discharge any obligation of the Company under any of the Contracts, the Other Contracts or the Leases, and the Company agrees to indemnify and hold the Holder harmless from and against any and all liability, loss or damage which the Holder may incur under any of the Contracts, the Other Contracts or the Leases or under or by reason of this Agreement, and any and all claims and demands whatsoever which may be asserted against the Company by reason of an act of the Holder under any of the terms of this Agreement or under the Contracts, the Other Contracts or the Leases.

     11. The Company hereby further appoints the Holder as its attorney-in-fact, with power of substitution, with authority to collect all Accounts, to endorse the name of the Company on any note, acceptance, check, draft, money order or other evidence of debt or of payment which constitutes a portion of the Collateral and which may come into the possession of the Holder, and generally to do such other things and acts in the name of the Company with respect to the Collateral as are necessary or appropriate to protect or enforce the rights hereunder of the Holder. The Company further authorizes the Holder to compromise and settle or to sell, assign or transfer or to ask, collect, receive or issue any and all claims possessed by the Company which constitute a portion of the Collateral, all in the name of the Company. After deducting all reasonable expenses and charges (including the Holder's reasonable attorneys' fees) of retaking, keeping, storing and selling the Collateral, the Holder may apply the proceeds in payment of any of the

Obligations in any order of application determined by the Holder. The power of attorney granted herein is coupled with an interest and shall be irrevocable. The Company agrees that if steps are taken by the Holder to enforce its rights hereunder, or to realize upon any of the Collateral, the Company shall pay to the Holder the amount of the Holder's costs, including reasonable attorneys' fees, and the Company's obligation to pay such amounts shall be deemed to be a part of the Obligations secured hereunder.

     12. The Company shall indemnify and hold harmless the Holder and any other person acting hereunder for all losses, costs, damages, fees and expenses whatsoever associated with the exercise of the powers of attorney granted with respect to its Collateral herein; and shall release the Holder and any other person acting hereunder from all liability whatsoever for the exercise of the foregoing powers of attorney and all actions taken pursuant thereto, except for actions involving gross negligence and willful misconduct.

     13. The Company agrees that the rights of the Holder under this Agreement, the Note or any other contract or agreement now or hereafter in existence between the Holder and the Company and the other obligors thereunder, or any of them, shall be cumulative, and that the Holder may from time to time exercise such rights and such remedies as such person or persons may have thereunder and under the laws of the United States or any state, as applicable, in the manner and at the time that the person or persons in its or their sole discretion desire, subject to the terms of such agreements. The Company further expressly agrees that the Holder shall in no event be under any obligation to resort to any Collateral secured hereby prior to exercising any other rights that the Holder may have against the Company or its property, nor shall the Holder be obliged to resort to any other collateral or security for the Obligations, other than the Collateral, prior to any exercise of the Holder's rights against the Company and its property hereunder.

     14. The Company hereby acknowledges that the Obligations arose out of a commercial transaction and agrees that upon the occurrence or during the continuation of a payment default or breach by the Company under any agreement between the Company and the Holder, including, without limitation, the Note and the Note Purchase Agreement (any such occurrence may be referred to hereafter as a "Default"), the Holder shall have the right to immediate possession without notice or a hearing, and hereby knowingly and intelligently waives any and all rights it may have to any notice and posting of a bond by the Holder prior to seizure by the Holder, or any of its transferees, assigns or successors in interest, of the Collateral or any portion thereof.

     15. No transfer or renewal, extension, assignment or termination of this Agreement or of the Note or the Note Purchase Agreement, or of any instrument or document executed and delivered by the Company or any other obligor to the Holder nor additional advances made by the Holder to the Company, nor the taking of further security, nor the retaking or re-delivery of the Collateral to the Company by the Holder nor any other act of the Holder shall release the Company from any Obligation, except a release or discharge executed in writing by the Holder with respect to such Obligation or upon full payment and satisfaction of all Obligations. The Holder shall not, by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by the Holder and then only to the extent therein set forth. A waiver by the Holder of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which it would otherwise have had on any other occasion.

     16. The Company agrees that this Agreement and the rights hereunder may in the discretion of the Holder, as applicable, be assigned in whole or in part in connection with any assignment of the Note and the Note Purchase Agreement, or either of them, or the indebtedness evidenced thereby, as permitted thereunder.

     17. This Agreement shall apply to and bind the respective successors and permitted assigns of the Company and inure to the benefit of the successors and permitted assigns of the Holder.

     18. All notices and other communications required or permitted hereunder shall be in writing and shall be given in a fashion and at the addresses prescribed in Section 7 of the Note.

     19. This Agreement shall be construed and interpreted in accordance with the internal laws of the State of New York applicable to agreements made and to be performed wholly within the State of New York. This Agreement, together with all documents referred to herein, constitutes the entire agreement among the Company and the Holder with respect to the matters addressed herein and may not be modified except by a writing executed by the Holder and the Company.

     20. If any paragraph or part thereof of this Agreement shall for any reason be held or adjudged to be invalid, illegal or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated invalid, illegal or unenforceable shall be deemed separate, distinct and independent, and the remainder of this Agreement shall remain in full force and effect and shall not be affected by such holding or adjudication.

     21. This Agreement may be executed in any number of counterparts, each of which, including counterparts delivered by facsimile, shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile transmission shall be effective as delivery of an originally executed counterpart hereto.

     22. The Company and the Holder intend this Agreement to remain in full force and effect until the later of (a) such time as the Note may be converted pursuant to Section 2 of the Note or (b) payment in full by the Company of all amounts owing to Holder under the Note, the Note Purchase Agreement or this Agreement; provided that the Holder shall take no action with respect to Sections 9, 10, 11 and 14 of this Agreement except upon the occurrence or during the continuation of a Default.

                 [Remainder of Page Intentionally Left Blank]

          IN WITNESS WHEREOF, the undersigned parties hereunto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.


BORROWER:                      TELEBHUBLINK CORPORATION


                               By: /s/ Bruce W. Young
                                   ---------------------------------------------
                                    Name: Bruce W. Young
                                          --------------------------------------
                                    Title: Chief Executive Officer and President
                                           -------------------------------------



HOLDER:                        CFE, INC.


                               By: /s/ Kenneth M. Gacevich
                                   ---------------------------------------------
                                    Name: Kenneth M. Gacevich
                                          --------------------------------------
                                    Title: Vice President
                                           -------------------------------------